                                                                   EXHIBIT 10.14

                           [HealthTronics Letterhead]

                                FAX TRANSMISSION

TO: COMPANY:       Servicetrends
    ATTENTION:     Steven DeBrock
    FAX NUMBER:    (770) 514-0232

FROM:              John Warlick

DATE:              June 26, 1998

SUBJECT:           OssaTron Service Contracts

NO. OF PAGES INCLUDING THIS ONE:         1
                                        ---
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Dear Steven:

Per our conversation yesterday, HealthTronics does hereby authorize Servicetrends to commence annual service contracts (labor only) for the OssaTron devices in Miami, Atlanta and Chattanooga/Birmingham. Please be advised that two contracts (for the Miami and Chattanooga/Birmingham units) will have an effective date of June 1, 1998. The contract for the Atlanta unit will commence on July 1, 1998.

As agreed, the cost of each service contract will be $20,000 per year for unlimited service and courtesy calls. Should you have any questions regarding this matter, please feel free to contract me at your convenience.



Kindest regards,

/s/ John Warlick

John Warlick
Executive Vice President

CC:  Argil
     Roy
     Vikki

                                [HealthTronics]




July 16, 1998



Mr. Steven DeBrock
Servicetrends, Inc.
2130 Barrett Park Drive, NE
Suite 103
Kennesaw, GA 30144

Dear Steven:

Enclosed please find signed copies of OssaTron(R) Service Agreement 980088. Please note that we have stricken one paragraph from the exhibit page and have attached an addendum as well. Should you have any questions regarding these changes, please feel free to contact me. Otherwise, I look forward to receiving a fully executed copy of the service agreement at your earliest convenience. Thank you.



Kindest regards,


/s/ John Warlick
------------------------
John Warlick
Executive Vice President

                         [Service Trends Letterhead]

                          OSSATRON SERVICE AGREEMENT


CONTRACT NUMBER:                        980088

CUSTOMER NAME AND ADDRESS:              HealthTronics Inc.
                                        425 Franklin Rd. Ste. 545
                                        Marietta, GA 30067

CONTACT PERSON:                         Dr. Argil Wheelock
                                        CEO

DATE QUOTE WAS ISSUED:                  June 1, 1998

QUOTE IS FIRM UNTIL:                    September 1, 1998

SERVICE CHARGES:                        $20,000 / OssaTron Full Maintenance
                                        Labor and Logistics / Per Machine

DESCRIPTION OF SERVICE:                 See Terms and Conditions and Exhibit A
                                        for Details.

The period of this contract is for one year commencing on June 1, 1998.


Please select method of payment:


________  I would like to be billed in four (4) equal quarterly installments.



    X     I would like to be billed in twelve (12) equal monthly installments.
--------


Accepted by Service Company:                      Accepted by Customer:


/s/                                               /s/
---------------------------                       ----------------------------
Signature                                         Signature



C.E.O.          7/16/98                           C.O.O.             7/20/98
---------------------------                       ----------------------------
Title           Date                              Title                Date
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[LOGO]
                          [Service Trends Letterhead]


                                   EXHIBIT A

Upon execution of this agreement, Servicetrends will provide the following Services to HealthTronics Inc.:

                       OSSATRON FULL MAINTENANCE PROGRAM
                              LABOR AND LOGISTICS
                         PRICE:  $20,000.00/PER MACHINE

A) UNLIMITED SERVICE CALLS (24 HOURS A DAY, 7 DAYS A WEEK) AND TWO (2) PREVENTIVE MAINTENANCE INSPECTIONS PER YEAR:
Performed at a time convenient to the HealthTronics, including weekends or evenings so as not to interfere with patient scheduling.

B) [PARAGRAPH STRICKEN]

C) LOGISTICS:
Servicetrends will handle all dispatch responsibilities and stock all spare parts supplied by HealthTronics.

D) REPORTING:
Servicetrends agrees to provide timely reports with respect to inventory, service call activity.

E) NO-RISK, 30-DAY GUARANTEE:
HealthTronics and/or Servicetrends may cancel Service Contract with thirty (30) days written notice during the first quarter and ninety (90) days written notice thereafter.

                          [SERVICE TRENDS LETTERHEAD]


                                  ADDENDUM TO
                      OSSATRON(R) SERVICE AGREEMENT 980088

OssaTron Service Agreement 980088 applies only to:

1.  OSSATRON 014
    SHARED BETWEEN THESE TWO FACILITIES:

    Memorial Hospital                     HealthSouth Medical Center
    2525 deSales Avenue                   1201 11th Avenue South
    Chattanooga, TN 37404-1102            Birmingham, AL 35205-5299

2.  OSSATRON 013
    HealthSouth Doctor's Hospital
    5000 University Drive
    Coral Gables, FL 33134-6990

The remaining OssaTron installations will be handled as follows:

   OSSATRON 021                          NOTES
   Georgia Baptist Medical Center        Contract commencement date is 8/1/98.
   303 Parkway Drive NE
   Atlanta, GA 30312

   OSSATRON 012
   Regional Lithotripter Services        No contract
   501 North Graham, Suite LL165
   Portland, OR 97227



   Accepted by Servicetrends             Accepted by HealthTronics



   /s/                                   /s/
   ---------------------------           ---------------------------
   Signature                             Signature


   C.O.O.             7/20/98            C.E.O.              7/16/98
   ---------------------------           ---------------------------
   Title                 Date            Title                 Date